SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS RREEF Global Infrastructure Fund

The following is added to the disclosure relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

Effective October 1, 2022, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% on the first $1 billion of the fund’s average daily net assets, 0.875% on the next $1 billion of the fund’s average daily net assets, 0.825% on the next $2 billion of the fund’s average daily net assets, 0.775% on the next $2 billion of the fund’s average daily net assets and 0.750% of the fund’s average daily net assets thereafter. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% on the first $2 billion of the fund’s average daily net assets, 0.875% on the next $2 billion of the fund’s average daily net assets, 0.825% on the next $2 billion of the fund’s average daily net assets, 0.775% on the next $2 billion of the fund’s average daily net assets and 0.750% of the fund’s average daily net assets thereafter.

Effective October 1, 2022, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:

Fund Name	Management Fee Rate
DWS RREEF Global Infrastructure Fund	First $1.0 billion 0.900% Next $1.0 billion 0.875% Next $2.0 billion 0.825% Next $2.0 billion 0.775% Thereafter 0.750%

Please Retain This Supplement for Future Reference.

September 26, 2022
SAISTKR22-27